Exhibit 99.1

Balance

BOK FINANCIAL CORPORATION

Forward-Looking Statement

BOK FINANCIAL CORPORATION

This presentation contains forward-looking statements that are based on management’s beliefs, assumptions,

current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry,

and the economy generally.  Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”,

“projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements.  Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements.  Assessments that BOKF’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified.  These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence.  Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements.  Internal and external factors that might cause such a difference include, but are not limited to, (1) the ability to fully realize expected cost savings from mergers within the expected time frames, (2) the ability of other companies on which BOKF relies to provide goods and services in a timely and accurate manner, (3) changes in interest rates and interest rate relationships, (4) demand for products and services, (5) the degree of competition by traditional and non-traditional competitors, (6) changes in banking regulations, tax laws, prices, levies, and assessments, (7) the impact of technological advances, and (8) trends in customer behavior as well as their ability to repay loans.  BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.

Earnings History

Net Income and EPS

2002

2003

2004

2005

2006

$250

$100

$50

$200

$150

$0

1994

1995

1996

1997

1998

1999

2000

2001

1993

1992

1991

$3.50

$2.00

$.50

$3.00

$2.50

$0

$1.00

$1.50

Net Income

EPS

Source:  SNL Financial

EPS have been restated for stock dividends and a 2-for-1 split.

BOK FINANCIAL CORPORATION

EPS CAGR 16%

BOKF - 12/31/2001 - 12/29/2006 Stock Price Performance
Stock Price (%)
100
80
60
40
20
0
-20
-40
12/01
10/02
8/03
5/04
3/05
12/05
10/06
BOKF (+90.66%)
KBW Bank (+36.63%)
SNL Mid Cap Bank (+46.33%)
S&P 500 (+23.54%)
Vol. (000)
380
190
0
12/01
10/02
8/03
5/04
3/05
12/05
10/06

BOKF Stock Performance

BOK FINANCIAL CORPORATION

2006 Results

BOK FINANCIAL CORPORATION

Earnings of $213 million, $3.16/share

Loan and deposit growth of 17% and
9%, respectively

Non-interest revenue increased 8%
over 2005

Net interest margin of 3.36%

Strong credit quality; net chargeoffs to
average loans at 13 basis points,
combined reserve for credit losses at
1.22%

Earnings Per Share

2002

2003

2004

2005

2006

$3.50

$3.00

$2.50

$1.00

$0.50

$2.00

$1.50

$0

Our Balanced Approach

  Balanced Strategy

  Balanced Geography

  Balanced Revenue Sources

BOK FINANCIAL CORPORATION

Balanced Strategy

BOKF Overview

  Assets: $18.1 Billion

  Loans: $10.7 Billion

  Deposits: $12.4 Billion

  Stockholder’s Equity:

   $1.7 Billion

  Market Cap: $3.5 Billion

  Banking Locations: 163

  16 Consecutive Years

    of Record Earnings

BOK FINANCIAL CORPORATION

Balance Sheet Management Philosophy

  Philosophy produces long

   term stable net interest margin

   through varying interest rate

   cycles

  Higher securities portfolio

   dilutes NIM versus peers, BUT

  Increases relative net interest

   income dollars at lower risk

Generally manage to an interest rate risk neutral position.

Source:  SNL Financial

BOK FINANCIAL CORPORATION

BOKF NIM

Prime Rate

Peer Median NIIM

96

97

98

99

00

5.00%

4.75%

4.5%

4.25%

3.50%

3.25%

4.00%

3.75%

3.00%

01

02

03

04

05

06

10%

9%

8%

7%

4%

3%

6%

5%

Peer Group

Listed in order of descending asset size

BOK FINANCIAL CORPORATION

M&T Bank Corp

Marshall & Ilsley

Union BanCal Corp

Zions Bancorp

Commerce Bancorp

Mellon Financial Corp

TD Banknorth

First Horizon National

Huntington Bancshares

Compass Bancshares

Synovus Financial Corp

Colonial BancGroup

Associated BancCorp

Sky Financial Group

Mercantile Bankshares

Webster Financial

First Citizens Bancshares

Commerce Bancshares, Inc.

Fulton Financial Corp

City National Corp

TCF Financial Corp

South Financial

Citizens Republic

CullenFrost Bankers

Valley National Bancorp

Bancorp South Inc

Loan Growth By Type

$8,000

$10,000

$2,000

$4,000

$6,000

$0

Consumer

2002

6%

15%

21%

58%

2003

6%

14%

22%

58%

2004

6%

16%

20%

58%

2005

7%

13%

22%

58%

2006

7%

12%

23%

58%

Commercial
Real Estate

Residential
Mortgage

Commercial

$12,000

Loan mix has remained
very consistent from
2002 - 2006

Approximately 25% of
CRE is owner-occupied
properties

Energy and Services
lending represent the
largest components of
Commercial

BOK FINANCIAL CORPORATION

Credit Quality

Net Charge-Offs to Average Loans

2002

2003

2004

2005

2006

0.40%

0.35%

0.30%

0.25%

0.10%

0.05%

0.20%

0.15%

0%

Good historical charge-off levels

Conservative reserve levels – in 2006 our
reserve for credit losses is 1.22% of loans
compared to the peer median of 1.17%

Strong credit staff and loan review team

Credit standards consistently applied to
subsidiary banks

Loans in banks outside Oklahoma have
historically performed as well or better
than BOk loans

Recent trends remain positive

BOK FINANCIAL CORPORATION

Talent

BOK FINANCIAL CORPORATION

International Banking

Wealth Management

Treasury Services

Bank Operations

Products and Services

BOK FINANCIAL CORPORATION

Personal Banking

Checking, money markets and savings

Loans and lines of credit

Free online banking and billpay

Mortgages

Check and credit cards

Retail brokerage

Business Banking

Business checking, loans and lines of credit

Mutual fund sweep services, ACH, lockbox

and other cash management services

Free online banking and billpay

Retirement and institutional trust services

Remote corporate capture and ARC

Positive Payee and SafeCheq

Commercial Banking

Lockbox, controlled disbursement, sweep

accounts and other cash management solutions

International services

Equipment leasing

Financial risk management, including energy,

cattle, foreign exchange and interest rate

hedging

Institutional investments, public finance and

investment banking

Wealth Management

Private banking

Estate planning

Trust administration

Investment management and retail brokerage

Earnings Exceed Peers

Net Income

BOKF

Peer Median

14%

12%

10%

4%

2%

8%

6%

0%

13%

10%

EPS Growth

BOKF

Peer Median

16%

14%

12%

10%

4%

2%

8%

6%

0%

5 Year CAGR

BOK FINANCIAL CORPORATION

12%

8%

5 Year CAGR

Leverage Dominant OK Position

#1 Oklahoma Deposit Market Share

16.0%

8.0%

6.0%

14.0%

12.0%

2.0%

10.0%

96

94

98

00

02

04

06

4.0%

BOKF

JPM

BAC

BANF

Source:  SNL Financial, ATM / EFT statewide activity estimates

BOK FINANCIAL CORPORATION

Oklahoma Market Share

BOK FINANCIAL CORPORATION

#3

6%

Mortgage Origination

#1

60%

ATM / EFT

#1

12%

Consumer Banking

#1

27%

Commercial Banking

Rank

Market
Share

Business

In Millions
66%
34%
62%
38%
62%
38%
59%
41%
53%
47%

In Millions
66%
34%
63%
37%
62%
38%
59%
41%
57%
43%

Regional Diversity

BOK FINANCIAL CORPORATION

$12,000

$6,000

$4,000

$10,000

$8,000

$0

$2,000

Deposits by Market

2002

2003

2004

2005

2006

$15,000

$6,000

$3,000

$12,000

$9,000

$0

Oklahoma

All Other Areas

Loans by Market

2002

2003

2004

2005

2006

Oklahoma

All Other Areas

Bank of Kansas City

Kansas City MSA

BOK FINANCIAL CORPORATION

$8.5 billion being invested in economic
development

From 1995 to 2005, the population grew
by 12 percent to 2.3 million

From 2000 to 2005, residential
construction increased by 1,000%

Cost of living below national average

Balanced Geography

Robust Markets

Kansas City

Phoenix

Albuquerque

Denver

BOK FINANCIAL CORPORATION

Regional Growth

Since 2002, approximately 69% of BOKF loan and 61% of
deposit growth is from markets outside Oklahoma

AZ 9%

TX 28%

AR 4%

CO 16%

NM 6%

OK 31%

OK 39%

TX 30%

NM 8%

CO 20%

Loan Growth

Deposit Growth

AR 3%

KS 6%

BOK FINANCIAL CORPORATION

Balanced Geography

Bank of Albuquerque

4th largest bank in Albuquerque as measured
by deposit market share

Net income has grown at a four year

   compound annual growth rate of 19%

Return on average invested capital is 20%

BOK FINANCIAL CORPORATION

Balanced Geography

Bank of Texas

Over $4 billion in average assets

24 banking locations in Dallas/Fort Worth

14 banking locations in Houston

7th largest bank in Texas as measured by
asset size

20% compound annualized growth rate in net
income since 2002

BOK FINANCIAL CORPORATION

Balanced Geography

Colorado State Bank & Trust

Since 2003, loans have grown at a compound
annualized rate of 23%

Since 2003, deposits have grown at a compound
annualized rate of 42%

BOK FINANCIAL CORPORATION

High Growth Market Opportunity

Gross Metropolitan Product

$300

$100

$50

$250

$200

$0

TUL/OKC

D/FW

Houston

Denver

Phoenix

$150

KC

0.0%

$347

Kansas City MSA

0.27%

$560

Phoenix MSA

1.69%

$406

Denver MSA

1.18%

$899

Houston MSA

1.68%

$1,038

Dallas / Fort Worth MSA

11.61%

$533

Oklahoma

BOKF

1%

In Millions

Deposit Market Share

Source:  SNL Financial and the United States Conference of Mayors and the National Association of Counties, 2005

BOK FINANCIAL CORPORATION

Acquisition Strategy

BOK FINANCIAL CORPORATION

Fee Income Growth Opportunity

Colorado

Arkansas

New Mexico

Texas

Oklahoma

25%

75%

18%

78%

Arizona

3%

97%

25%

75%

84%

16%

49%

51%

BOK FINANCIAL CORPORATION

Non
Interest
Income

Net
Interest
Revenue

Balanced Revenue

Components of Revenue

Net Interest
Revenue

57%

Other Revenue

5%

Mortgage Banking

3%

Deposit Service Charges

and Fees

12%

Trust Fees

and Commissions

8%

Transaction

Card

9%

Brokerage

and Trading

6%

  Diverse fee base

  Evenly distributed non-interest income

  Stabilizing influence during economic

   cycles

BOK FINANCIAL CORPORATION

Business Lines

  Commercial Banking

Consumer Banking

Wealth Management

Mortgage Banking

Transaction Card Services

Regional Banking

BOK FINANCIAL CORPORATION

Commercial Banking

Strong Middle-Market/Small Business
focus

Diversified lending units including energy,
agribusiness and healthcare

Well established local management

Centralized credit oversight and
monitoring including loan review

Commercial loans have grown at a 12%
compound annual rate during the last five
years with 19% growth in 2006

Net charge-offs as a percentage of average
loans were 8 bp for 2006 and have
averaged 18 bp over the last 5 years

$8,000

$10,000

$4,000

$2,000

$6,000

$0

Commercial Real Estate

and Commercial Loans

2002

2003

2004

2005

2006

Commercial

Loans

Commercial

Real Estate

BOK FINANCIAL CORPORATION

Consumer Banking

Deposits and Fee Income

2002

2003

2004

2005

2006

$120

$110

$100

$90

$60

$50

$80

$70

$40

$30

$20

$3.0

$5.5

$5.0

$4.5

$4.0

$3.5

Total Deposits

Fee Income

Focus on deposit growth and
household profitability

Mature sales and service process
that identifies and satisfies client
needs

Comprehensive sales training

Strong convenience advantage in
OK

Developed branching
methodology and strategy

Fee income and consumer
deposits have grown at 5 year
compound average rates of 18%
and 12%, respectively

BOK FINANCIAL CORPORATION

Wealth Management Trust Division

Trust Assets

2002

2003

2004

2005

2006

$35

$30

$25

$10

$5

$20

$15

$0

Trust operates at a 37% pretax margin

Trust assets are comprised of 43%
equities, 28% fixed income, 18% cash and
11% other

Trust fees have grown at a compound
annual rate of 11% over the last 5 years

At December 31, 2006, 37% or $11.8
billion in trust assets are considered
discretionary

We provide trustee and investment
services to 450 retirement plans, serving
over 65,000 participants across the
United States

BOK FINANCIAL CORPORATION

AXIA℠

INVESTMENT MANAGEMENT

Innovative. Opportunistic. Disciplined.

AXIA

BOK FINANCIAL CORPORATION

$5.8 billion in assets under management

Research and recommendations for $2.9 billion
of assets managed by BOKF

American Performance Mutual Funds:

  For the one year period ending June

   30, 2006, 11 out of 12 funds beat their

   respective Lipper peer group averages

  Fixed income strategy has

   outperformed the Lehman Aggregate

   index 9 out of the past 10 years,

   ranking it in the 1st percentile of all

   fixed income managers in the country

   for the past 10 years.

Wealth Management Services

Premier full-service
investment firm with 172
registered reps

Public finance division is
dominant underwriter/
financial advisor in Oklahoma

Traded nearly $134 billion in
securities for over 25,000
institutional and retail
customers in 2006

Brokerage and trading
revenue has grown at a
compound annual rate of 19%
over the last 5 years

BOK FINANCIAL CORPORATION

Brokerage and Trading Revenue

2002

2003

2004

2005

2006

$20

$50

$40

$10

$30

Wealth Management Investment Svcs

Investment
Banking

Brokerage Fees

Trading/ Institutional

Fees

Financial Risk Management

Financial Risk Management
includes:

Energy hedging

Interest rate hedging

Foreign exchange hedging

Cattle hedging

35%

24%

10%

31%

BOK FINANCIAL CORPORATION

Investment Service’s public
finance division is the
dominant underwriter/
financial advisor in Oklahoma

Mortgage Banking

Loan Originations

2002

2003

2004

2005

2006

$1,600

$1,400

$1,200

$1,000

$400

$200

$800

$600

$0

  16 mortgage offices in 8 states

  At December 31, 2006, our mortgage

   servicing portfolio consisted of over 52,000

   traditional mortgage loans totaling $4.5 billion

  BOKF’s mortgage unit earned FHLMC’s

   prestigious Tier 1 designation for the second

   consecutive year

  Effective MSR hedging strategy

  32% of originations are outside of Oklahoma

BOK FINANCIAL CORPORATION

Transaction Card Services

Transaction Card Revenue

2002

2003

2004

2005

2006

$80

$70

$60

$50

$20

$10

$40

$30

$0

  Nation’s 10th largest ATM network

  More than 1,600 ATMs

  Transaction card revenue has grown at a

   five year compound annual rate of 12%

  Service and cost advantage over

   competition

  More than 370 financial institutions

  1.8 million cardholders

  199 million debit card transactions per

   year

  One of our highest return on equity

   business with a three year average of 61%

BOK FINANCIAL CORPORATION

Expense Management

Efficiency Ratio

Peer Banks with
Greater Than 35%
Fee Revenue

  Efficiency ratio greatly influenced

   by business mix

  Cost effective, centralized data

   collection

  Continuous improvement

BOKF

64%

62%

60%

54%

52%

58%

56%

50%

BOK FINANCIAL CORPORATION

Earnings History

Net Income and EPS

2002

2003

2004

2005

2006

$250

$100

$50

$200

$150

$0

1994

1995

1996

1997

1998

1999

2000

2001

1993

1992

1991

$3.50

$2.00

$.50

$3.00

$2.50

$0

$1.00

$1.50

Net Income

EPS

Source:  SNL Financial

EPS have been restated for stock dividends and a 2-for-1 split.

BOK FINANCIAL CORPORATION

EPS CAGR 16%

Why Invest In BOKF

BOK FINANCIAL CORPORATION

History of success including 16 consecutive years of record earnings

Well positioned in rapidly growing markets

Balanced strategy

  Neutral interest rate position

  Geographic diversity

  Strong mix of fee businesses

Balance

BOK FINANCIAL CORPORATION